SUBSCRIPTION AGREEMENT


                               As of July 24, 1998


Chaparral Resources, Inc.
2211 Norfolk, Suite 1150
Houston, Texas 77098

Ladies/Gentlemen:

     1. Subscription, Purchase and Closing.

          1.1 The undersigned ("Subscriber"), intending to be legally bound, hereby subscribes for and agrees to purchase the number of shares (the "Shares") of the Common Stock, par value $.10 per share (the "Common Stock"), of Chaparral Resources, Inc., a Colorado corporation (the "Company"), indicated on the signature page hereto, at a price of $1.50 per Share and upon the terms and conditions set forth in this subscription agreement (this "Agreement").

          1.2 The Shares subscribed for hereby shall not be deemed owned by Subscriber, nor shall Subscriber be deemed a holder of securities of the Company until this subscription has been accepted by the Company and the purchase price for the Shares subscribed for has been paid. Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Shares in whole or in part, in its sole discretion, at any time through the Closing Date (as that term is defined in Section 1.5). This subscription is subject to allotment. If subscription for the Shares is oversubscribed, the Company will determine which subscriptions shall be accepted.

          1.3 In the event of rejection of this subscription, or in the event the sale of the Shares is not consummated for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement shall have no force or effect.

          1.4 Subscriber hereby agrees to deliver the purchase price (the "Purchase Price") required to purchase the number of Shares subscribed for hereunder, as that amount may be reduced pursuant to Section 1.2 hereof, on the Closing Date set by the Company pursuant to Section 1.5 hereof.

          1.5 At such time as the Company and Allen & Company Incorporated, as placement agent (the "Placement Agent"), shall determine, the Placement Agent shall establish and inform Subscriber of the closing date for such subscription (the "Closing Date") and the date upon which the Purchase Price shall be delivered to the Company.

          1.6 Payment of the full Purchase Price for the Shares to be purchased shall be made by 1:00 p.m. on the day prior to the applicable Closing Date by wire transfer of immediately available funds or at such other time and by such other means as the Company shall approve. The Company or the Placement Agent will notify Subscriber as to payment instructions. Promptly after the Closing Date, certificates representing the Shares purchased by Subscriber will be delivered by the Company to Subscriber.

     2. Representations, Warranties and Agreements of Subscriber. Subscriber hereby represents and warrants to the Company, and hereby covenants and agrees with the Company, as follows:

          (a) Subscriber has carefully read this Agreement and, to the extent Subscriber believes necessary, has discussed with Subscriber's counsel and other professional advisor(s) the representations, warranties, covenants and agreements which Subscriber makes by signing it, and any applicable limitations upon Subscriber's transfer of the Shares issuable thereunder. Subscriber acknowledges that Subscriber has not relied upon the legal counsel or accountants for the Company regarding the transactions contemplated by this Agreement, and Subscriber has been advised to engage separate legal counsel and accountants to represent Subscriber's individual interest and advise Subscriber regarding the structure of, and risks associated with, such transactions.

          (b) Subscriber understands that as a publicly traded company, the Company files with the Securities and Exchange Commission (the "SEC") various reports, including quarterly and annual financial statements, annual reports to shareholders, and proxy statements, and that all of such reports, statements and information are available to the public, including Subscriber, from the SEC and directly from the Company. Subscriber acknowledges that the Company has delivered to Subscriber within a reasonable time prior to the execution of this Subscription Agreement a copy of the following: (i) a discussion of certain of the risks inherent in investing in the Shares entitled "Risk Factors"; (ii) the Company's Form 10-K for the fiscal year ended December 31, 1997; (iii) the Company's Form 10-Q for the fiscal quarter ended March 31, 1998; (iv) the Company's press releases since December 31, 1997; (v) the Company's Form 8-K filings since December 31, 1997; and (vi) such of the books and records of the Company and such other documents as Subscriber (and Subscriber's attorney, accountant and/or other advisors) deemed pertinent in order for Subscriber to make an informed investment decision (the documents identified in clauses (i) through (vi) herein are collectively referred to herein as the "Documents").

          Subscriber further acknowledges that Subscriber is entering into this Agreement solely on the basis of information contained in the Documents and not on the basis of any information, representations or agreements made by any other person, and that no representations or warranties of any nature have been made to Subscriber with respect to the ultimate economic consequences or tax consequences of Subscriber's investment in the Company. Subscriber acknowledges that any forecasted financial data which may have been given to Subscriber is for illustration purposes only and no assurance is given that actual results will correspond with the results contemplated in any such data.

          (c) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and, to the extent deemed necessary in light of Subscriber's personal knowledge of the Company's affairs, Subscriber has asked such questions and received satisfactory answers and desires to invest in the Company. Subscriber has been advised and acknowledges that no federal or state agency has made any finding or determination as to the fairness or merits of an investment in the Company and that no such agency has made any recommendation or endorsement whatsoever with respect to such an investment.

          (d) Subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the "Securities Act"). For this purpose, Subscriber understands that an "accredited investor" includes:

               (i) any individual who: (A) has a net worth (with spouse) in excess of $1 million; or (B) has had an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and who reasonably expects the same income level for the current year; or (C) who is an executive officer or director of the Company;

               (ii) any entity in which all of the equity owners or partners are "accredited investors"; or

               (iii) any corporation or partnership with total assets in excess of $5,000,000 that was not formed for the specific purpose of purchasing the securities subscribed hereunder.

          (e) Subscriber considers himself/herself/itself to be a sophisticated investor in companies similarly situated to the Company, and Subscriber has substantial knowledge and experience in financial and business matters (including knowledge of finance, securities and investments, generally, and experience and skill in investments based on actual participation) such that Subscriber is capable of evaluating the merits and risks of the prospective investment in the Company.

          (f) Subscriber's current address and, if Subscriber is an entity, Subscriber's state of incorporation or organization, are as set forth on the signature page hereof. If Subscriber is an entity which does not meet the classification set forth under Section 1(d)(iii) above, each of Subscriber's equity owners and/or partners has the same state of residence as the Subscriber's state of organization and none of Subscriber's equity owners and/or partners has any present intention of moving from such state of residency.

          (g) Subscriber has been advised and acknowledges that the issuance of the Shares has not been registered under the Securities Act, in reliance upon the exemption(s) from registration promulgated thereunder. Subscriber also acknowledges that the issuance of the Shares has not be registered under the securities laws of any state. Consequently, Subscriber agrees that the Shares cannot be resold unless they are registered under the Securities Act (pursuant to Section 5.1 hereof or otherwise) and applicable state securities laws, or unless an exemption from such registration requirements is available. Subscriber has been advised and acknowledges that the Company is under no obligation to take any action necessary in order to make available any exemption for the transfer of the Shares without registration.

          (h) Subscriber is purchasing the Shares solely for Subscriber's own account and not as nominee for, representative of, or otherwise on behalf of, any other person. Subscriber is purchasing the Shares with the intention of holding the Shares for investment, with no present intention of participating directly or indirectly in a subsequent public distribution of the Shares unless registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available. Subscriber shall not make any sale, transfer or other disposition of the Shares in violation of state or federal law.

          (i) Subscriber has been advised that there is no assurance than an active market for the Shares will continue in the future. Subscriber is aware that Subscriber's investment in the Company is speculative and involves a high degree of risk of loss arising from, among other things, substantial market, operational, competitive and other risks, and, having made Subscriber's own evaluation of the risks associated with this investment, Subscriber is aware and Subscriber has been advised that Subscriber must bear the economic risks of a purchase of the Shares indefinitely.

          (j) Subscriber acknowledges that the Shares were not offered to Subscriber by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which Subscriber was invited by any of the foregoing means of communication.

          (k) Subscriber understands and agrees that the Company, and all current and further shareholders of the Company, are relying on the agreements and representations contained herein.

          (l) In connection with the purchase of the Shares by Subscriber, Subscriber has not and will not pay, and has no knowledge of the payment of, any commission or other direct or indirect remuneration to any person or entity for soliciting or otherwise coordinating the purchase of the Shares, except to such persons or entities (including the Placement Agent) as are duly licensed and/or registered to engage in securities offering and selling activities (or are exempt from such licensing and/or registration requirements) in the state(s) in which such activities have taken place in connection with the transaction contemplated by this Agreement.

          (m) Subscriber has been advised and agrees that there will be placed on any certificates representing the Shares, or any substitution(s) thereof, a legend stating in substance the following (and including any restrictions or conditions that may be required by any applicable state law), and Subscriber has been advised and further agrees that the Company will refuse to permit the transfer of the Shares out of Subscriber's name in the absence of compliance with the terms of such legend:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any state securities laws and may not be sold, pledged, transferred, assigned or otherwise disposed of except in accordance with such Act and the rules and regulations thereunder and in accordance with applicable state securities laws. The Company will transfer such securities only upon receipt of evidence satisfactory to the Company, which may include an opinion of counsel, that the registration provisions of such Act have been compiled with or that such registration is not required and that such transfer will not violate any applicable state securities laws."

          (n) Subscriber is aware that the Company may offer and sell additional shares of common stock in the future, thereby diluting Subscriber's percentage equity ownership of the Company.

     3. Representations of the Company. As used in this Section 3, the following capitalized terms shall have the meanings set forth below:

     "Contract" means any agreement, indenture, lease, sublease, license, sublicense, promissory note, evidence of indebtedness, insurance policy, annuity, mortgage, restriction, commitment, obligation or other contract, agreement or instrument (whether written or oral).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

     "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

     "Material Adverse Change" or "Material Adverse Effect" means, with respect to any Person, any change or effect that is or is reasonably likely to be materially adverse to the financial condition, business, prospects or results of operations of such Person.

     "Person(s)" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Requirement of Law" means, as to any Person, the articles of incorporation, bylaws or other organizational or governing documents of such Person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its properties or to which such person or any of its property is subject.

     Subscriber  is  subscribing   for  the  Shares  based  upon  the  following
representations and warranties of the Company, which the Company hereby confirms by accepting this subscription:

          (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the corporate power to own and/or lease its properties and to conduct its business in the places where such properties are now owned, leased or operated or such business is presently conducted. The Company is duly qualified and licensed as a foreign corporation in each jurisdiction in which it owns or leases real property or in which its operations or activities would otherwise require such qualification, except where the failure to so qualify would not have a material adverse effect on its business.

          (b) Authorization. The execution, delivery and performance of this Agreement by the Company has been duly and validly authorized and approved by its Board of Directors, and this Agreement, when executed by a duly authorized officer of this Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (c) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, $.10 par value per share, and 225,000 shares of preferred stock, without par value. All issued and outstanding shares of capital stock of the Company have been, and as of the Closing Date will be, duly authorized and validly issued and are fully paid and non-assessable. As of the date of this Agreement, (i) 51,215,456 shares of Common Stock are issued and outstanding; (ii) there are no more than 4,700,000 warrants to purchase Common Stock issued and outstanding; (iii) there are no more than 4,500,000 options to purchase Common Stock issued and outstanding; and
(iv) there are 50,000 shares of Series A Preferred Stock issued and outstanding.

          (d) No Violations; Defaults. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this
Agreement will not (i) violate, result (with the lapse of time or giving of notice, or both) in a violation of, conflict with, or constitute a default under, or permit the termination or acceleration of the maturity of, any material indebtedness or material obligation of the Company; (ii) violate, result (with the lapse of time or giving of notice, or both) in a violation of, conflict with or constitute a default under, any material term of, or permit the termination of, any material note, mortgage, indenture, license, agreement, contract, arrangement, understanding or other instrument to which the Company is a party, or by which it is bound or the Certificate of Incorporation or By Laws of the Company; (iii) except as contemplated by this Agreement or where the absence would not have a material adverse effect on the Company or its subsidiaries, taken as a whole, require consent, approval, waiver or authorization from or registration or filing with any party, including but not limited to any party to any material agreement to which the Company is a party or by which it is bound or by any regulatory or governmental agency, body or entity; or (iv) violate any statute, law, rule, regulation or ordinance, or any judgment, decree, order, regulation or rule of any court, tribunal, administrative or governmental agency, body or entity to which the Company or its properties are subject.

          (e) Validity of Securities. The Shares when issued in accordance with the terms and conditions hereof will be validly authorized, legally issued, fully paid and non-assessable and the delivery to Subscriber of the Shares delivered pursuant to this Agreement shall vest in it good and marketable title thereto, free of any and all liens, options, encumbrances, charges, third-party rights or claims of any nature whatsoever except for restrictions on transfers set forth herein or imposed by law.

          (f) Disclosure. The Company is aware of no facts which lead it to believe that the Documents contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) Consents/Approvals. No consent, approval, waiver or other action by any Person under any Contract to which the Company is a party, or by which any of its properties or assets are bound, is required or necessary for the execution, delivery or performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not have a Material Adverse Effect on the Company.

          (h) SEC Reports and Nasdaq Compliance. Since January 1, 1997, the Company has made all filings (the "SEC Reports") required to be made by it under the Securities Act and the Exchange Act. The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the securities laws, rules and regulations of any state and pursuant to any Requirements of Law. The SEC Reports, when filed, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company will use its best efforts to ensure its continued inclusion in, and the continued eligibility of the Common Stock (including the Shares purchased hereunder) for trading on, the Nasdaq over-the-counter market under all currently effective and currently proposed inclusion requirements prior to and after the Closing.

          (i) Financial Statements. Each of the balance sheets included in the Documents (including any related notes and schedules) fairly presents in all material respects the financial position of the Company as of its date, and each of the other financial statements included in the Documents (including any related notes and schedules) fairly presents in all material respects the results of operations or other information therein of the Company for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to normal recording adjustments which might be required as a result of year-end audit and except as otherwise stated therein).

          (j) Material Changes. Except as set forth in the SEC Reports, or as otherwise contemplated herein, since December 31, 1997, there has been no Material Adverse Change in the Company. Except as set forth in the SEC Reports, since September 30, 1997, there has not been (i) any direct or indirect redemption, purchase or other acquisition by the Company of any shares of the Common Stock or (ii) declaration, setting aside or payment of any dividend or other distribution by the Company with respect of the Common Stock.

          (h) No Commissions. In connection with the purchase of the Shares hereunder, the Company has agreed to pay the Placement Agent a placement fee and certain expenses relating to the transactions contemplated hereunder. Except for such placement fee and expenses, the Company has not incurred any other obligation for any finder's or broker's or agent's fees or commissions in connection with the sale of the Shares.

          The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies Subscriber prior to the Closing Date, shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

     4. Make Whole. During the period from July 28, 1998 to January 28, 1999 (the "Adjustment Period"), at any time when the Company issues, or permits any person to subscribe for or purchase, Common Stock (or rights, options or warrants exercisable for Common Stock, or securities convertible into Common Stock, collectively, "New Equity Securities"), at a price per share of Common Stock (the "New Price") which is less than $1.50 per share, then Subscriber shall be entitled to receive the number of additional shares of Common Stock such that the weighted average price of all shares of Common Stock purchased by Subscriber hereunder and issued to Subscriber pursuant to this provision shall be equal to the New Price. Such adjustment shall be made whenever any such New Equity Securities are issued during the Adjustment Period, and shall become effective retroactively as of the record date for the issuance of such New Equity Securities.

     5. Registration Rights.

          5.1 Registration of Shares. As soon as practicable, but in any event no later than September 1, 1998, the Company will file an amendment to its registration statement on Form S-1, originally filed April 29, 1998 (the "Registration Statement"), in order to register all of the Shares (collectively, the "Subject Stock"), and the Company shall use its best efforts to cause such Registration Statement to become effective as soon as practicable after filing. In connection therewith, each holder of Shares (each, a "Holder") will provide in a timely manner all such information and materials pertaining to it as may be required in order to permit the Company to comply with all applicable requirements of the Commission and to obtain the acceleration of the effective date of the Registration Statement. In connection with such registration, the Company shall:

               (a) keep the Registration Statement effective until the earliest of (i) when each Holder has sold its Subject Stock, (ii) one year following the effective date of the Registration Statement, or (iii) the date the Shares may be sold under Rule 144 under the Securities Act of 1933;

               (b) as expeditiously as possible furnish to each Holder such reasonable numbers of copies of the prospectus as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Subject Stock;

               (c) as expeditiously as possible use its best efforts to register or qualify the Subject Stock under the securities or Blue Sky laws of such states as Subscriber shall reasonably request, provided, however, that the Company shall not be required in connection with this paragraph (c) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

               (d)  pay  all  costs  and  expenses   incident  to   registration
hereunder, except as set forth in Section 5.2.

          5.2 Holder's Fees. Each Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of the Subject Stock sold by such Holder pursuant to this Section and the fees and expenses of its counsel.

          5.3 Indemnification.

               (a) In connection with any registration effected pursuant hereto, the Company will indemnify each Holder, each of such Holder's officers and directors, and each person controlling such Holder within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each Holder, such Holder's officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein.

               (b) In connection with any registration effected pursuant hereto, each Holder will indemnify the Company, each of the Company's directors and officers and each person controlling the Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact provided to the Company by such Holder and contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading relating to such information provided by such Holder, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with such registration, and will reimburse the Company, such directors, officers and persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein.

          5.4 Further Actions. In connection with any registration effected pursuant hereto, each Holder shall execute, deliver, furnish or file with the Company, the underwriter(s), or the appropriate regulatory body, any information, representations, undertakings and agreements necessary to carry out the registration covenant or to otherwise effect the registration of the Shares.

     6. Miscellaneous.

          6.1 Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, change, discharge or termination is sought to be enforced.

          6.2 Any notice, demand or other communication which any party hereby may be required or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein three business days after such deposit, or
(b) delivered personally at such address. The Company's address for notices is set forth on the first page hereof.

          6.3 This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

          6.4 Except as otherwise provided herein, the agreement shall be binding upon and inure to the benefit of the parties and their successors, legal representatives and assigns.

          6.5 This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

          6.6 This Agreement is not transferable or assignable by Subscriber except as may be provided herein.

          6.7 This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in that State.

     IN WITNESS WHEREOF, Subscriber has caused to be executed this Agreement as of the date indicated and agrees to be bound by this Agreement.

                                            SUBSCRIBER:


                                            ------------------------------------


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            ------------------------------------
                                            [Principal Address]

                                            ------------------------------------
                                            [Tax Identification Number]


                                            Number of Shares
                                            to be Purchased:       _____

                                            Price per Share:       $1.50

                                            Total Purchase
                                            Price:                 _____



Accepted By:

CHAPARRAL RESOURCES, INC.


By:____________________________
   Name:
   Title:
                                       12

     IN WITNESS WHEREOF, Subscriber has caused to be executed this Agreement as of the date indicated and agrees to be bound by this Agreement.

                                         SUBSCRIBER:

                                         ALLEN & COMPANY INCORPORATED


                                         By: ____________________________
                                             Name:
                                             Title:

                                         711 Fifth Avenue
                                         New York, New York 10022
                                         -------------------------------
                                         [Principal Address]

                                         -------------------------------
                                         [Tax Identification Number]


                                         Number of Shares
                                         to be Purchased:        166,668

                                         Price per Share:          $1.50

                                         Total Purchase
                                         Price:              $250,000.00  *

* In lieu of paying $250,000 in cash, the Subscriber hereby accepts 166,668 shares at $1.50 per share in partial repayment of the $1,000,000 principal amount plus $10,500 accrued interest due July 28, 1998 pursuant to Section
     1.1 (a) of the Subordinated Loan Agreement, dated as of June 4, 1998, between the Company and Subscriber.

Accepted By:

CHAPARRAL RESOURCES, INC.


By:____________________________
    Name:
    Title:

                                       13